Exhibit 4.1

ADDADDADDADD DESIGNATION MR PO Box 4321 A SAMPLE 43004, (IF . ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# ORDINARY SHARES PAR VALUE $0.0001 Certificate Number ORDINARY SHARES Shares * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * ANY) Providence RI 02940 - 3004 ZQ00000000 THIS CERTIFIES THAT SHARKNINJA, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF CAYMAN ISLANDS ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** MrMR.Alexander.DavidSAMPLEample****Mr.AlexanderDavid&SampleMRS****Mr.Alexander.SAMPLEDavidSample****Mr.Alexander&David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David MRSample****.Mr. SAMPLEAlexanderDavidSample****Mr. &AlexanderMRSDavidSample.**** SAMPLEMr.AlexanderDavidSample**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. lexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP G8068L 10 8 Total 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Certificate DTC Number Insurance Holder CUSIP/IDENTIFIER Transaction of ID Numbers 12345678 Shares Value 6 5 4 3 2 1 Num/No . 123456789012345 654321 Denom 1,000,000 XXXXXX . . XX 7 6 5 4 3 2 1 Total 123456 00 XXXXXXXXXXX is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 THIS CERTIFICATE IS TRANSFERABLE IN 00000**Shares 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** hares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000***ZERO HUNDREDTHOUSAND CITIES DESIGNATED BY THE TRANSFER 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 AGENT, AVAILABLE ONLINE AT 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000*ZEROHUNDREDANDZERO*** www.computershare.com *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S FULLY-PAID AND NON-ASSESSABLE SHARES OF ORDINARY SHARES OF SharkNinja, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Amended and Restated Memorandum and Articles of Association, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. FACSIMILE SIGNATURE TO COME DATED DD-MMM-YYYY KNINJA COUNTERSIGNED AND REGISTERED: R , I A RPORA N H TE C COMPUTERSHARE TRUST COMPANY, N.A. O . President S C TRANSFER AGENT AND REGISTRAR, DATE C S A FACSIMILE SIGNATURE TO COME Y M D N A ANISL Secretary By AUTHORIZED SIGNATURE